THE GABELLI SMALL CAP GROWTH FUND

                               SEMI-ANNUAL REPORT
                                MARCH 31, 2000(A)

TO OUR SHAREHOLDERS,

      In the first quarter of 2000, small cap stocks extended the rally that began in the fourth quarter of 1999. The advance remained rather narrow, with technology stocks fueling much of the Russell 2000's rise. Despite limited technology holdings, the Fund posted competitive gains versus its benchmark.

      After years of lagging large cap stocks, small caps appear to have taken over market leadership. The small cap stock arena is once again attracting assets from institutions and individual investors. This favorable flow of funds should provide a performance tailwind for this long neglected market sector.

INVESTMENT PERFORMANCE

      For the quarter ended March 31, 2000, The Gabelli Small Cap Growth Fund's (the "Fund") total return was 3.78%. The Value Line Composite and Russell 2000 Indices had total returns of 4.03% and 7.08%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 27.13% over the trailing twelve-month period. The Value Line Composite and Russell 2000 Indices rose 19.47% and 37.29%, respectively, over the same twelve-month period.

      For the five-year period ended March 31, 2000, the Fund's total return averaged 16.09% annually versus average annual returns of 17.21% and 17.24% for the Value Line Composite and Russell 2000 Indices, respectively. Since inception on October 22, 1991 through March 31, 2000, the Fund had a cumulative total return of 299.19%, which equates to an average annual total return of 17.80%.

 -------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------
                                      Calendar Quarter
                           -------------------------------------
                            1st       2nd       3rd        4th        Year
                            ---       ---       ---        ---        ----
2000:   Net Asset Value    $22.24     --         --         --         --
        Total Return         3.8%     --         --         --         --
---------------------------------------------------------------------------
1999:   Net Asset Value    $19.59    $22.94    $21.84     $21.43     $21.43
        Total Return       (6.8)%     17.1%    (4.8)%       9.9%      14.2%
---------------------------------------------------------------------------
1998:   Net Asset Value    $23.93    $23.59    $18.81     $21.01     $21.01
        Total Return        10.9%    (1.4)%   (20.3)%      14.7%       0.0%
---------------------------------------------------------------------------
1997:   Net Asset Value    $19.11    $22.23    $25.42     $21.58     $21.58
        Total Return         3.1%     16.3%     14.7%     (0.8)%      36.5%
---------------------------------------------------------------------------
1996:   Net Asset Value    $19.65    $20.68    $20.02     $18.53     $18.53
        Total Return         6.2%      5.2%    (3.2)%       3.4%      11.9%
---------------------------------------------------------------------------
1995:   Net Asset Value    $17.03    $17.88    $19.34     $18.50     $18.50
        Total Return         7.4%      5.0%      8.2%       2.6%      25.2%
---------------------------------------------------------------------------
1994:   Net Asset Value    $16.76    $16.33    $17.24     $15.85     $15.85
        Total Return       (3.6)%    (2.6)%      5.6%     (2.1)%     (2.9)%
---------------------------------------------------------------------------
1993:   Net Asset Value    $15.46    $15.74    $16.90     $17.38     $17.38
        Total Return         6.6%      1.8%      7.4%       5.3%      22.8%
---------------------------------------------------------------------------
1992:   Net Asset Value    $13.42    $13.41    $13.10     $14.50     $14.50
        Total Return         9.9%    (0.1)%    (2.3)%      12.1%      20.3%
---------------------------------------------------------------------------
1991:   Net Asset Value       __        __       __       $12.21     $12.21
        Total Return          __        __       __        22.9%(b)   22.9%(b)
---------------------------------------------------------------------------


------------------------------------------------------
       Average Annual Returns - March 31, 2000 (a)
       -------------------------------------------
  1 Year .....................................  27.13%
  5 Year .....................................  16.09%
  Life of Fund (b) ...........................  17.80%
------------------------------------------------------


                    Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 20, 1999        $2.462           $20.55
December 21, 1998        $0.534           $19.80
December 29, 1997        $3.590           $21.29
September 30, 1997       $0.070           $25.42
December 27, 1996        $2.160           $18.46
December 29, 1995        $1.340           $18.50
December 30, 1994        $1.030           $15.85
December 31, 1993        $0.420           $17.38
December 31, 1992        $0.185           $14.50
December 31, 1991        $0.080           $12.21


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid.Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on October 22, 1991. (c) The Fund's fiscal year ends September 30. Note: Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities.
--------------------------------------------------------------------------------
                                        2

WHAT WE DO

      We view the small capitalization stock market as a research driven stock picker's paradise. Unlike the large cap market, where most companies are closely followed by dozens of Wall Street analysts, the small cap market is largely unclaimed territory. Our analysts put on their hiking shoes, strap on their backpacks and hit the trails looking for little companies Wall Street does not know or care about. They are seeking a particular type of company, which we would describe generally as having a dominant market share, niche franchise in a growing and/or consolidating industry.

[Graphic omitted]
Pyramid text as follows:
      EPS
      PMV
      MANAGEMENT
      CASH FLOW
      RESEARCH

      Our analysts are guided by specific investment principles that include: experienced management, healthy balance sheets and rising free cash flow and earnings. They also live by certain value parameters--their goal is to find great companies trading at reasonable valuations relative to "real world" economic worth. These are the kinds of companies we can feel comfortable owning long term, rather than trading like so many small cap investors are prone to do.

COMMENTARY

      The following was excerpted from an article written by Mario J. Gabelli, our Chief Investment Officer, which will appear in an upcoming edition of Cigar Afficionado magazine:

      "IN RECENT YEARS, WE HAVE SEEN UNPRECEDENTED MERGER AND ACQUISITION ACTIVITY--WHAT WE HAVE TERMED THE THIRD GREAT WAVE OF TAKEOVERS. IN 1999, THERE WAS $3.4 TRILLION WORTH OF CORPORATE TRANSACTIONS WORLDWIDE. IN FIRST QUARTER 2000, M&A ACTIVITY REMAINED TORRID WITH $1.2 TRILLION IN GLOBAL DEALS, ($600 BILLION IN THE U.S), COMPARED TO $1.1 TRILLION IN FOURTH QUARTER 1999. WE COULD SEE M&A NUMBERS EXCEED LAST YEAR'S IMPRESSIVE TOTALS. IN ADDITION TO ALL THE CORPORATE MERGER AND ACQUISITION ACTIVITY, THE OLD FINANCIAL ENGINEERS--LEVERAGED BUYOUT SPECIALISTS--ARE RESURFACING TO TAKE ADVANTAGE OF EXCEPTIONAL BARGAINS IN DEPRESSED "OLD ECONOMY" STOCKS...

      THROUGH THE YEARS, WE HAVE HAD MANY PORTFOLIO COMPANIES STRUCK BY TAKEOVER AND LEVERAGED BUYOUT LIGHTNING...WE LOOK FOR BUSINESS BARGAINS--STOCKS TRADING SIGNIFICANTLY BELOW OUR APPRAISAL OF THEIR "REAL WORLD" ECONOMIC VALUE. WE ANALYZE STOCKS FROM THE VERY SAME PERSPECTIVE AS CORPORATE ACQUIRERS AND LBO FIRMS, FOCUSING ON CASH FLOW AFTER CAPITAL EXPENDITURES AND ASSET VALUES, RATHER THAN EARNINGS PER SHARE.

      TODAY, I WILL WALK YOU THROUGH THE BASICS OF WHAT WE CALL PRIVATE MARKET VALUE INVESTING... I'LL ALSO DEMONSTRATE HOW YOU CAN BENEFIT BY INVESTING IN THE "BACK END" OF DEALS THROUGH RISK ARBITRAGE.

      (YEARS AGO) I CAME TO THE REALIZATION THAT THE KEY WAS FREE CASH FLOW, WHICH WE DEFINED AS EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION (EBITDA) MINUS THE NECESSARY CAPITAL EXPENDITURES TO GROW THE BUSINESS. WHY FREE CASH FLOW RATHER THAN NET EARNINGS? BECAUSE WHEN VALUING A BUSINESS

INVESTMENT YOUR PRIMARY INTEREST IS HOW MUCH CASH IT THROWS OFF. IF YOU ARE FINANCING THE PURCHASE WITH DEBT--CHARACTERISTIC OF THE LEVERAGE BUYOUT--IT DETERMINES HOW MUCH YOU CAN PAY FOR THE BUSINESS AND COMFORTABLY MEET OBLIGATIONS ON THE DEBT INCURRED IN THE TRANSACTION. IF YOU ARE FINANCING THE DEAL WITH CASH, YOU WANT TO KNOW HOW QUICKLY YOUR INVESTMENT WILL PAY FOR ITSELF. IF YOU ARE USING STOCK, YOU NEED TO KNOW WHETHER THE CASH BEING GENERATED BY YOUR TARGETED ACQUISITION WILL ADD TO EARNINGS AND HELP PROPEL YOUR STOCK HIGHER...

      USING THIS METHODOLOGY, I WAS ABLE TO IDENTIFY A LOT OF BUSINESS BARGAINS. BUT BARGAINS OFTEN GATHER DUST ON THE PORTFOLIO SHELF. SO, I LOOKED FOR A CATALYST--SOME ELEMENT OF CHANGE THAT WOULD MARK UP PORTFOLIO MERCHANDISE. OFTEN THAT CATALYST WAS A POTENTIAL DEAL. IN ANALYZING COMPANIES WITH SOME TAKEOVER FLAVOR, I SOUGHT ANSWERS FOR A NUMBER OF QUESTIONS. IS A TARGET COMPANY IN A FRAGMENTED INDUSTRY THAT IS LIKELY TO BE CONSOLIDATED BY LARGER PLAYERS? WHAT HAS MANAGEMENT DONE IN THE PAST TO ENHANCE SHAREHOLDER VALUE? DOES MANAGEMENT OWN ENOUGH STOCK TO FINANCIALLY INCENTIVIZE THEM TO CONSIDER SELLING THE BUSINESS OR ARE THEY SIMPLY HIRED GUNS THAT WOULD BLOCK A DEAL TO SAVE THEIR JOBS? ARE THERE ANY ANTI-TAKEOVER DEFENSES (STAGGERED BOARDS, POISON PILLS ETC.) THAT WOULD PRECLUDE A HOSTILE BID FOR THE COMPANY? HAVE THERE BEEN ANY 13D FILINGS (SEC FILINGS INDICATING SOMEONE HAS BOUGHT MORE THAN 5% OF THE COMPANY'S SHARES)? IF SO, DO THE BUSINESSES OF THE TWO COMPANIES COMPLEMENT EACH OTHER? ARE THERE ANY POTENTIAL REGULATORY OR ANTI-TRUST PROBLEMS THAT COULD PREVENT A DEAL? IF I CAME UP WITH THE RIGHT ANSWERS TO THESE QUESTIONS, WE WOULD GENERALLY BUY THE STOCK.

      YOU MAY BE THINKING, 'GREAT, MARIO... GIVE US A FEW NAMES THAT MIGHT HELP US MAKE A BIG SCORE.' FAIR ENOUGH. MARK IV INDUSTRIES (NYSE, IV), WYNN'S INTERNATIONAL (NYSE, WN), AND SYBRON CHEMICAL (AMEX, SYC) ARE ALL TRADING AT DEEP DISCOUNTS TO OUR PRIVATE MARKET VALUE APPRAISALS, AND THERE ARE CATALYSTS IN PLACE THAT LEAD US TO BELIEVE THESE COMPANIES MIGHT RECEIVE SOME INTEREST FROM A CORPORATE ACQUIRER OR LBO GROUP. I'M NOT SUGGESTING A PROFITABLE "EVENT" IS JUST AROUND THE CORNER. BUT, THESE STOCKS ARE FAIRLY COMPELLING BASED ON THEIR OWN MERITS AS INDEPENDENT COMPANIES."

THIS QUARTER'S REPORT CARD

      As usual, stocks getting the highest performance grades this quarter come from a wide variety of industry groups. Our Dean's List includes a nutraceutical company (Omni Nutraceuticals), a travel agent (Travel Services), a gaming company (Jackpot Enterprises), a technology company (Oak Technology) and a hotel company (Bristol Hotels and Resorts).

      This   quarter's   performance   dunces   include  a  broadcaster   (Young
Broadcasting), the company that made baking soda products famous (Church & Dwight) and a race track operator (Dover Downs Entertainment).

      In general, our technology and telecommunications holdings posted solid gains, while cyclical companies under-performed. We expect the latter to regain momentum when investors realize that cyclical company earnings will likely be better than expected and rock bottom valuations begin attracting small cap bargain hunters.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CARTER-WALLACE INC. (CAR - $18.75 - NYSE), founded in 1880 as the Carter Medicine Company marketing a single product called Carter Little Liver Pills, now manufactures and sells a diversified line of consumer health care products including toiletries, pharmaceuticals, diagnostic specialties, proprietary drugs and pet supplies. Such brands as Arrid deodorant, Nair hair remover and Pearl Drops toothpaste are Carter-Wallace products. The company also sells certain products exclusively in international markets.

CELESTIAL SEASONINGS INC. (CTEA - $34.375 - NASDAQ), based in Boulder, Colorado, developed and popularized the herb tea category in the U.S. as a flavorful, non-caffeinated alternative to other hot beverages. With over 60 tea varieties under the Celestial Seasonings brand, CTEA is the largest manufacturer of herb teas, with an estimated 50% market share. The company is expected to maintain its dominant share in the herb tea market and is positioned to leverage its strong brand name into dietary herbal supplements, green tea and wellness tea. The Hain Food Group (HAIN - $28.3125 - Nasdaq), the leading natural and organic food company, and Celestial Seasonings have announced the signing of a definitive agreement to combine their operations. The name of the combined company will be The Hain Celestial Group Inc.

CLARCOR INC. (CLC - $17.75 - NYSE), founded in 1904, is a U.S.-based manufacturer and marketer of engine-mobile filtration products, industrial/environmental filtration products and consumer packaging products. CLARCOR markets a full line of oil, air, fuel, coolant and hydraulic fluid filters that are used in a wide variety of applications, including engines and industrial equipment. The company markets commercial and industrial air filters and systems, electrostatic contamination control equipment, and electrostatic high precision spraying equipment. The air filters and systems remove contaminants from recirculated indoor air and from processed air that is exhausted outdoors. Metal, plastic, and paper containers, combination metal/plastic containers, and plastic closures manufactured by the company are used in packaging a wide variety of dry and paste form products, such as food specialties, beverages and juices, cosmetics and toiletries, drugs and pharmaceuticals and chemical specialties. Last September, CLARCOR agreed to purchase three filtration businesses, including Purolator Products Air Filtration Company, for approximately $136 million.

MARK IV INDUSTRIES INC. (IV - $22.0625 - NYSE) is a diversified manufacturer of a broad range of proprietary and other power and fluid transfer products and systems that serve primarily industrial and automotive markets. The company classifies its operations into two business segments. Mark IV Industrial includes the design, manufacture and distribution of power and fluid management systems and components for industrial original equipment manufacturers ("OEM") and distribution markets worldwide. Mark IV Automotive includes the design, manufacture and distribution of power transmission, fuel, and fluid handling systems and components, and filters and filtration systems, for the global automotive aftermarket and OEM market.

PIONEER GROUP INC. (PIOG - $23.25 - NASDAQ) is divided among three strategic business units: Pioneer Investment Management, Pioneer International Financial Services and Pioneer Global Investments. Pioneer Investment Management acts as investment manager to the company's 24 open-end registered investment companies and one closed-end registered investment company based in the U.S. The company's International Financial Services businesses include investment management and financial services operations. Pioneer Global Investments includes the company's diversified businesses of gold mining, timber, international venture capital, real estate and mineral exploration.

SYBRON CHEMICALS INC. (SYC - $14.125 - AMEX), headquartered in Birmingham, New Jersey, is an international specialty chemical company that develops, produces and markets specialty chemicals. Sybron operates in three main market segments: textile preparation, dyeing, printing, finishing, and garment processing; environmental (primarily related to water and waste treatment); and specialty polymer intermediates for coatings, adhesives and molded products.

WYNN'S INTERNATIONAL INC. (WN - $13.8125 - NYSE), founded in 1939, is a worldwide supplier of automotive and industrial components and specialty chemical products. The Automotive and Industrial Components Division includes Wynn's-Precision Inc. and the Goshen Rubber Companies Inc., acquired on December 17, 1999. These two companies are leaders in sealing products and technology serving more than 1,000 customers in 14 industrial markets around the world. Robert Skeels & Company is a regional wholesale distributor of builders' hardware products. The Specialty Chemicals Division is comprised of Wynn Oil Company and its subsidiaries, a worldwide manufacturer and marketer of specialty chemicals, equipment and related programs for automotive and industrial markets in over 100 countries.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Small Cap Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      Small cap stocks have taken a back seat to the large cap market darlings for nearly five years. Over the last two quarters this has changed, with small caps taking over market leadership. We believe this is long overdue. Despite the small cap rally, with the notable exception of the rather richly priced small technology companies, valuations remain quite reasonable relative to favorable earnings growth rates. If the broad market encounters serious trouble in the year ahead, small cap stocks are unlikely to escape unscathed. However, we believe small caps have much stronger investor support than in recent years, and are capable of holding up well relative to other capitalization sectors in an adverse market environment.

      Finally, the small cap arena continues to favor research driven stock pickers. In our research endeavors, we are often one of just a few institutions interested in the companies we are meeting with. In some instances, we are the only firm giving any research attention to a great little company. If you get there first and do your homework, you can uncover outstanding investment opportunities that can shine in good markets and bad.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.

                                   Sincerely,

                                   /S/ MARIO J.GABELLI

                                   MARIO J. GABELLI, CFA
                                   Portfolio Manager and
                                   Chief Investment Officer

April 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2000
                                 --------------
            Oak Technology Inc.           Pioneer Group Inc.
            TV Guide Inc.                 USA Networks Inc.
            United Television Inc.        Carter-Wallace Inc.
            UnitedGlobalCom Inc.          Celestial Seasonings Inc.
            Liberty Corp.                 CLARCOR Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  MARKET
     SHARES                                        COST           VALUE
     ------                                        ----           ------

              COMMON STOCKS -- 96.4%
              AEROSPACE -- 1.0%
    167,100   Howmet International Inc.+ ...    $ 3,294,239   $   3,373,331
                                               ------------    ------------
              AGRICULTURE -- 0.0%
      7,500   Cadiz Inc.+ ..................         76,434          63,750
      5,000   Sylvan Inc. ..................         49,669          38,750
                                               ------------    ------------
                                                    126,103         102,500
                                               ------------    ------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.7%
    100,000   Acktion Co.+ .................      1,273,170         818,995
     12,000   Borg-Warner
               Automotive Inc. .............        473,912         472,500
    205,000   GenCorp Inc. .................      1,956,379       1,588,750
      8,000   Lund International
               Holdings Inc.+ ..............         89,730          38,500
     22,000   Meritor Automotive Inc. ......        514,844         347,875
     30,000   Midas Inc. ...................        651,993         720,000
    125,000   Modine Manufacturing Co. .....      3,625,956       3,140,625
      5,250   Monro Muffler Brake Inc.+ ....         52,860          43,641
    190,000   Scheib (Earl) Inc.+ ..........      1,301,170         712,500
    151,000   Standard Motor
               Products Inc. ...............      2,457,169       2,246,125
     17,000   Strattec Security Corp.+ .....        427,208         584,375
     54,000   Superior Industries
               International Inc. ..........      1,448,049       1,711,125
    125,000   TransPro Inc. ................      1,254,392         625,000
    200,000   Wynn's International Inc. ....      1,294,233       2,762,500
                                               ------------    ------------
                                                 16,821,065      15,812,511
                                               ------------    ------------
              AVIATION: PARTS AND SERVICES -- 2.5%
     15,000   AAR Corp. ....................        198,875         250,312
     45,000   Aviall Inc.+ .................        545,020         379,687
     18,300   Barnes Group Inc. ............        363,565         265,350
     56,000   Curtiss-Wright Corp. .........      1,008,638       2,051,000
      7,500   Ducommun Inc. ................         80,125          68,906
    120,000   Fairchild Corp., Cl. A+ ......      2,108,670         817,500
     26,500   Hi-Shear Industries Inc. .....         58,141          66,250
    300,000   Kaman Corp., Cl. A ...........      5,429,465       2,925,000
     80,000   Moog Inc., Cl. A+ ............      1,630,172       1,470,000
                                               ------------    ------------
                                                 11,422,671       8,294,005
                                               ------------    ------------
              BROADCASTING -- 7.3%
    195,000   Ackerley Group Inc. ..........      2,869,412       2,949,375
      1,500   Acme Communications Inc.+ ....         46,437          34,312
    244,900   Granite Broadcasting Corp.+ ..      2,570,284       1,744,912
     35,000   Gray Communications
               Systems Inc. ................        538,963         415,625
     50,000   Gray Communications
               Systems Inc., Cl. B .........        664,282         587,500
     54,500   Hearst-Argyle
               Television Inc.+ ............        486,898       1,273,937


                                                                  MARKET
     SHARES                                        COST           VALUE
     ------                                        ----           ------

    167,000   Liberty Corp. ................   $  5,392,917     $ 6,262,500
      5,500   On Command Corp. .............         95,922          82,500
    200,000   Paxson Communications
               Corp., Cl. A+ ...............      2,091,730       1,550,000
    100,000   Price Communications
               Corp.+ ......................      1,049,317       2,300,000
     38,000   Salem Communications
               Corp., Cl. A+ ...............        869,017         453,625
     10,000   Sinclair Broadcast
               Group Inc.+ .................        102,000          89,375
      2,000   Spanish Broadcasting
               System Inc., Cl. A+ .........         40,000          46,906
      1,500   TiVo Inc.+ ...................         24,000          51,937
     48,500   United Television Inc. .......      1,139,765       6,420,187
      1,500   Wink Communications Inc.+ ....         24,000          50,062
     15,000   Young Broadcasting
               Inc., Cl. A+ ................        530,708         285,000
                                               ------------    ------------
                                                 18,535,652      24,597,753
                                               ------------    ------------
              BUILDING AND CONSTRUCTION -- 1.1%
     14,000   Florida Rock Industries Inc. .        231,942         392,000
     14,444   Huttig Building
               Products Inc.+ ..............         38,176          64,998
     94,000   Nortek Inc.+ .................      1,354,925       2,079,750
     75,000   Republic Group Inc. ..........        427,064         806,250
     22,000   Universal Forest
               Products Inc. ...............        286,625         272,250
                                               ------------    ------------
                                                  2,338,732       3,615,248
                                               ------------    ------------
              BUSINESS SERVICES -- 3.1%
     70,000   Berlitz International Inc.+ ..      1,241,773         800,625
     40,000   Burns International
               Services Corp. ..............        515,826         420,000
    610,400   Career Blazers Inc. ..........        236,019         396,760
      6,000   Carlisle Holdings Ltd.+ ......         30,250          46,875
      1,500   CheckFree Holdings Corp.+ ....         13,560         105,750
     20,000   Data Broadcasting Corp.+ .....        114,002         152,500
      3,000   Data Transmission
               Network Corp.+ ..............         15,000          85,312
     40,000   Donnelley (R.H.) Corp. .......        547,665         680,000
     24,000   Industrial Distribution
               Group Inc.+ .................        257,476          72,000
     13,000   Landauer Inc. ................        233,156         237,250
      5,000   MDC Communications
               Corp., Cl. A+ ...............         53,950          58,125
     37,500   Nashua Corp.+ ................        534,448         314,062
    109,500   National Processing Inc.+ ....        971,933       1,040,250
    105,000   Paxar Corp.+ .................      1,213,161       1,010,625
     17,000   Pittson Brink's Group ........        458,809         289,000
     12,000   Princeton Video Image Inc.+ ..         77,250          84,000
     10,000   PubliCard Inc.+ ..............        109,405          97,500
     87,000   Trans-Lux Corp. (b) ..........        734,323         587,250


                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  MARKET
     SHARES                                        COST           VALUE
     ------                                        ----           ------

              COMMON STOCKS (CONTINUED)
              BUSINESS SERVICES (CONTINUED)
    152,000   U.S. Foodservice+ ............   $  3,823,933    $  3,914,000
      8,000   Wachenhut Corp., Cl. A .......        118,092         111,500
      6,187   Wackenhut Corp., Cl. B .......         52,368          62,257
                                               ------------    ------------
                                                 11,352,399      10,565,641
                                               ------------    ------------
              CABLE -- 1.9%
     85,000   UnitedGlobalCom Inc.,
               Cl. A+ ......................        648,155       6,380,312
                                               ------------    ------------
              CLOSED-END FUNDS -- 1.6%
     45,000   Central European Equity
               Fund Inc. ...................        608,109         773,437
     78,000   Dresdner RCM Europe
               Fund Inc. ...................        611,900       1,368,120
     45,000   France Growth Fund Inc. ......        476,793         736,875
     32,000   Germany Fund Inc. ............        358,820         518,000
     40,000   Italy Fund Inc. ..............        354,460         770,000
     65,000   New Germany Fund Inc. ........        764,184         958,750
     11,000   Spain Fund Inc. ..............        103,029         161,562
                                               ------------    ------------
                                                  3,277,295       5,286,744
                                               ------------    ------------
              COMMUNICATIONS EQUIPMENT -- 1.0%
    110,000   Allen Telecom Inc.+ ..........      1,138,364       1,753,125
    100,000   Communications
               Systems Inc. ................        556,544       1,750,000
                                               ------------    ------------
                                                  1,694,908       3,503,125
                                               ------------    ------------
              COMPUTER SOFTWARE AND SERVICES -- 1.6%
      1,000   @Home Corp., Ser. A+ .........         10,375          32,938
      3,000   Anacomp Inc. .................         47,205          46,687
     92,500   Bull Run Corp.+ ..............        323,637         370,000
      3,000   Cylink Corp. .................         13,728          43,500
     25,000   Internet.com Corp.+ ..........        359,125       1,046,875
        200   Macromedia Inc.+ .............          2,370          18,062
     63,000   Phoenix Technologies Ltd.+ ...        455,448       1,330,875
     18,000   QuadraMed Corp.+ .............        149,193         103,500
    430,000   Tyler Technologies Inc. ......      1,754,305       2,553,125
                                               ------------    ------------
                                                  3,115,386       5,545,562
                                               ------------    ------------
              CONSUMER PRODUCTS -- 4.4%
      3,000   Action Performance
               Companies Inc.+ .............         86,846          39,937
     22,000   Adams Golf Inc.+ .............        107,620          36,437
     30,000   Ashworth Inc.+ ...............        128,906         129,375
    275,000   Carter-Wallace Inc. ..........      4,124,376       5,156,250
     45,000   Church & Dwight Co. Inc. .....        459,562         773,437
     12,000   Coachmen Industries Inc. .....         80,758         165,750



                                                                  MARKET
     SHARES                                        COST           VALUE
     ------                                        ----           ------

      3,000   Department 56 Inc.+ ..........   $     67,175    $     44,437
      8,000   French Fragrances Inc.+ ......         78,490          63,000
    139,000   General Cigar Holdings Inc.+ .      1,494,875       2,102,375
    133,500   General Cigar Holdings Inc.,
               Cl. B+ (a) ..................      1,076,798       2,010,844
     60,000   Genlyte Group Inc.+ ..........        229,060       1,170,000
      2,000   Harley-Davidson Inc. .........          9,425         158,750
    115,000   Hartmarx Corp.+ ..............        716,013         316,250
     10,000   Madden (Steven) Ltd. .........         86,785         190,000
     29,000   National Presto
               Industries Inc. .............      1,195,961         946,125
     13,000   Nature's Sunshine
               Products Inc. ...............        255,865         104,000
      3,000   Scotts Co., Cl. A+ ...........         46,027         126,000
      8,000   Skyline Corp. ................        142,678         173,500
     14,000   Stewart Enterprises Inc., Cl. A        65,467          69,125
    120,000   Weider Nutrition
                International Inc. .........        788,886         427,500
     70,000   Wolverine World Wide Inc. ....        834,021         770,000
                                               ------------    ------------
                                                 12,075,594      14,973,092
                                               ------------    ------------
              CONSUMER SERVICES -- 1.0%
     30,000   Bowlin Outdoor Advertising &
               Travel Centers Inc.+ ........        150,843         155,625
      6,000   Collectors Universe Inc. .....         42,437          39,000
     40,000   Loewen Group Inc. ............         60,400          28,000
      1,000   Martha Stewart Living
               Inc., Cl. A+ ................         18,000          27,000
     50,000   Ogden Corp ...................        676,001         596,875
     20,000   Response USA Inc.+ ...........         78,080          21,250
    162,000   Rollins Inc. .................      3,206,884       2,409,750
                                               ------------    ------------
                                                  4,232,645       3,277,500
                                               ------------    ------------
              DIVERSIFIED INDUSTRIAL -- 5.4%
     99,500   Ampco-Pittsburgh Corp. .......        966,406       1,082,062
      8,000   Anixter International Inc.+ ..         76,160         223,000
     65,000   Crane Co. ....................        774,600       1,531,562
     61,000   Gardner Denver
               Machinery Corp.+ ............        512,638       1,147,562
     15,000   GATX Corp. ...................        605,000         570,000
     94,000   GenTek Inc. ..................      1,033,512       1,316,000
     39,000   Katy Industries Inc. .........        519,481         358,312
    455,000   Lamson & Sessions Co.+ .......      2,606,587       3,384,062
     75,000   Lindsay Manufacturing Co. ....        725,857       1,284,375
     60,000   MagneTek Inc. ................        576,807         547,500
      1,000   Matthews International
               Corp., Cl. A ................         24,312          22,625
     25,000   Myers Industries Inc. ........        467,583         300,000
    610,400   Noel Group Inc.+ .............        222,822         301,421


                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  MARKET
     SHARES                                        COST           VALUE
     ------                                        ----           ------

              COMMON STOCKS (CONTINUED)
              DIVERSIFIED INDUSTRIAL  (CONTINUED)
     40,000   Oil-Dri Corporation of America   $    553,600    $    302,500
    130,000   Park-Ohio Holdings Corp.+ ....      1,786,262       1,381,250
     22,000   Standex International Corp. ..        625,875         341,000
      2,000   Tech/Ops Sevcon Inc. .........         21,913          19,750
    190,000   Thomas Industries Inc. .......      1,683,550       3,562,500
     60,000   WHX Corp.+ ...................        690,469         412,500
                                               ------------    ------------
                                                 14,473,434      18,087,981
                                               ------------    ------------
              EDUCATIONAL SERVICES -- 0.0%
     22,000   Whitman Education
               Group Inc.+ .................        109,868          49,500
                                               ------------    ------------
              ELECTRONICS -- 3.8%
    670,001   Oak Technology Inc.+ .........      3,140,121      12,897,510
                                               ------------    ------------
              ENERGY AND UTILITIES -- 4.4%
     40,000   AGL Resources Inc. ...........        746,290         735,000
      6,000   Basin Exploration Inc.+ ......         93,115          89,625
      4,000   Birmingham Utilities Inc. ....         82,594          60,125
     20,000   CH Energy Group Inc. .........        867,400         607,500
     10,000   Chesapeake Utilities Corp. ...        187,062         169,375
      5,000   Connecticut Water
               Service Inc. ................        148,553         141,875
     25,000   E'Town Corp. .................      1,373,702       1,581,250
     25,000   Eastern Enterprises ..........      1,083,108       1,496,875
     10,000   Fall River Gas Co. ...........        185,325         215,000
     42,000   Florida Public Utilities Co. .        655,350         551,250
    130,000   Kaneb Services Inc.+ .........        436,625         715,000
     15,000   Petroleum Geo-Services ASA+ ..        239,369         259,688
    300,000   RPC Inc. .....................      1,200,731       2,831,250
      6,000   SJW Corp .....................        692,727         702,000
    110,000   Southwest Gas Corp. ..........      1,915,596       2,096,875
     15,000   Tesoro Petroleum Corp. .......        209,500         172,500
      5,000   TransMontaigne Oil Co. .......         71,188          34,063
     49,000   United Water Resources Inc. ..      1,062,895       1,702,750
     40,000   Waterlink Inc. ...............        109,000         110,000
     15,000   WICOR Inc. ...................        345,521         465,000
                                               ------------    ------------
                                                 11,705,651      14,737,001
                                               ------------    ------------
              ENTERTAINMENT -- 5.8%
     15,000   Dover Downs
               Entertainment Inc.+ .........        201,863         191,250
     45,000   Fisher Companies Inc. ........      2,918,370       2,812,500
     50,000   GC Companies Inc.+ ...........      2,057,500       1,737,500
      2,500   International Speedway Corp. .         45,000         112,500
     10,000   Liberty Digital Inc.+ ........         43,671         385,000


                                                                  MARKET
     SHARES                                        COST           VALUE
     ------                                        ----           ------

      9,656   Liberty Media Group, Cl. A+ ..    $   148,014    $    572,118
      2,000   Loews Cineplex
               Entertainment Corp.+ ........         24,350           7,000
      3,000   Metromedia International
               Group Inc.+ .................         26,925          16,875
     45,000   Topps Co. Inc.+ ..............        213,634         374,063
    170,000   TV Guide Inc., Cl. A+ ........      1,284,657       8,170,625
    230,000   USA Networks Inc.+ ...........      1,966,179       5,189,375
      1,500   World Wrestling Federation ...
               Entertainment Inc.+ .........         24,250          26,602
                                               ------------    ------------
                                                  8,954,413      19,595,408
                                               ------------    ------------
              EQUIPMENT AND SUPPLIES -- 13.5%
     14,000   Alltrista Corp.+ .............        262,292         316,750
    145,000   AMETEK Inc. ..................      1,658,858       2,791,250
     15,000   Amphenol Corp., Cl. A+ .......        511,537       1,533,750
    320,000   Baldwin Technology Co.
               Inc., Cl. A+ ................      1,529,709         620,000
     55,000   Belden Inc. ..................        937,120       1,512,500
      6,000   Bway Corp.+ ..................         82,444          45,750
      8,000   C&D Technologies Inc. ........        199,232         472,000
    100,000   CIRCOR International Inc.+ ...      1,058,034       1,331,250
    260,000   CLARCOR Inc. .................      3,021,973       4,615,000
      5,000   Commercial Intertech Corp. ...         66,438          98,438
     65,000   Core Materials Corp. .........        210,581         105,625
     15,000   CTS Corp. ....................         30,540         855,000
     76,000   Cuno Inc.+ ...................      1,269,606       2,061,500
      9,000   Danaher Corp. ................        303,554         459,000
    257,600   Fedders Corp. ................      1,536,999       1,432,900
    125,000   Flowserve Corp. ..............      2,442,422       1,609,375
     54,800   Franklin Electric Co. ........      1,687,631       3,500,350
     40,000   General Magnaplate Corp. .....         83,763         117,500
     70,000   Gerber Scientific Inc. .......        955,212       1,351,875
     17,775   Gorman-Rupp Co. ..............        276,467         279,956
     17,000   Graco Inc. ...................        433,361         493,000
    145,000   Hussmann International Inc. ..      1,990,678       1,839,688
     47,000   IDEX Corp. ...................        438,725       1,280,750
     32,000   Johnston Industries Inc. .....        254,514          88,000
     10,000   K-Tron International Inc.+ ...         74,933         161,250
    116,000   Kollmorgen Corp. .............      1,335,247       1,595,000
     10,000   Littelfuse Inc.+ .............         68,313         366,875
     22,000   Lufkin Industries Inc. .......        389,520         319,000
    130,000   Mark IV Industries Inc. ......      2,537,107       2,868,125
     20,000   Met-Pro Corp. ................        262,406         182,500
      2,000   Plantronics Inc.+ ............         15,396         186,375
     39,000   Raytech Corp.+ ...............        166,300         148,688
     10,000   Robbins & Myers Inc. .........         98,665         236,250
     30,000   Roper Industries Inc. ........        220,050       1,018,125
      3,500   Sames Corp. ..................         61,294          49,438


                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  MARKET
     SHARES                                        COST           VALUE
     ------                                        ----           ------

              COMMON STOCKS (CONTINUED)
              EQUIPMENT AND SUPPLIES (CONTINUED)
     40,000   Sequa Corp., Cl. A+ ..........   $  1,477,615    $  1,585,000
     13,500   Sequa Corp., Cl. B+ ..........        879,802         637,875
     60,000   SL Industries Inc. ...........        792,587         555,000
      1,000   Smith (A.O.) Corp. ...........         16,550          18,000
      9,000   Smith (A.O.) Corp., Cl. A ....        249,550         162,000
     74,000   SPS Technologies Inc.+ .......      2,273,458       2,257,000
      5,000   Teleflex Inc. ................         76,167         177,500
     15,000   Tennant Co. ..................        392,120         465,000
    150,000   UCAR International Inc.+ .....      3,008,468       1,978,125
      5,000   Valmont Industries Inc. ......         40,625          86,250
      7,875   Watsco Inc., Cl. B ...........         23,627          81,703
    145,000   Watts Industries Inc., Cl. A .      1,927,307       1,794,375
                                               ------------    ------------
                                                 37,628,797      45,740,661
                                               ------------    ------------
              FINANCIAL SERVICES -- 3.9%
     32,000   Argonaut Group Inc. ..........        776,779         642,000
     25,001   Baker, Fentress & Co. ........        668,298         301,571
     68,000   Berliner Bank Aktienge-
               sellschaft ..................      1,408,705       1,113,439
     45,000   Danielson Holding Corp.+ .....        165,200         286,875
     20,000   Duff & Phelps Credit
               Rating Co. ..................      1,987,250       1,993,750
      3,000   Federal Agricultural
               Mortgage Corp., Cl. C+ ......         24,000          46,500
     45,000   Gainsco Inc. .................        291,025         264,375
     18,000   Hibernia Corp., Cl. A ........        140,063         189,000
      3,000   LandAmerica Financial Group ..         41,015          58,125
     15,000   Metris Companies Inc. ........        211,831         583,125
    104,100   Midland Co. ..................      1,487,050       2,446,350
      1,500   Net.B@nk Inc.+ ...............          6,000          19,500
    230,000   Pioneer Group Inc.+ ..........      4,290,873       5,347,500
                                               ------------    ------------
                                                 11,498,089      13,292,110
                                               ------------    ------------
              FOOD AND BEVERAGE -- 3.3%
     12,000   Advantica Restaurant
               Group Inc.+ .................        124,643          18,000
     22,000   Ben & Jerry's
               Homemade Inc., Cl. A+ .......        591,825         738,375
     34,863   Buenos Aires
               Embotelladora SA (a) ........              0               0
    150,000   Celestial Seasonings Inc.+ ...      1,892,961       5,156,250
      6,000   Cheesecake Factory Inc.+ .....         65,061         249,750
      1,700   Farmer Brothers Co. ..........        248,299         304,300
     20,000   Genesee Corp., Cl. B .........        765,067         420,000
     10,000   International Multifoods
               Corp. .......................        199,921         133,750
     23,000   J & J Snack Foods Corp.+ .....        329,207         457,125
     10,000   Midwest Grain Products Inc. ..        160,371          63,750


                                                                  MARKET
     SHARES                                        COST           VALUE
     ------                                        ----           ------

      4,000   Mondavi (Robert) Corp.+ ......   $    137,188    $    139,500
      1,000   Northland Cranberries Inc.,
               Cl. A .......................          7,625           5,438
      2,000   Omni Nutraceuticals Inc ......         11,500          14,000
    130,000   PepsiAmericas Inc.+ ..........        760,178         438,750
     50,000   Ralcorp Holdings Inc.+ .......        727,509         725,000
     32,608   Tootsie Roll Industries Inc. .        556,724       1,027,144
    100,000   Twinlab Corp.+ ...............      1,486,745         712,500
     48,000   Whitman Corp. ................        740,400         669,000
                                               ------------    ------------
                                                  8,805,224      11,272,632
                                               ------------    ------------
              HEALTH CARE -- 2.6%
     10,000   Block Drug Co. Inc., Cl. A ...        312,870         275,625
     21,500   Del Global
               Technologies Corp.+ .........        189,088         182,750
     92,000   Inamed Corp.+ ................      2,368,907       4,554,000
     20,000   IVAX Corp.+ ..................        119,838         545,000
     25,300   Life Technologies Inc. .......      1,039,874       1,265,000
     10,000   Nabi+ ........................         70,938          67,500
     48,000   Penwest Pharmaceuticals Co. ..        327,279         591,000
     80,000   Rexall Sundown Inc.+ .........      1,063,437       1,130,000
      3,620   U.S. Physical Therapy Inc.+ ..         22,625          33,938
     40,000   Women First Health
               Care Inc.+ ..................        290,375         190,000
                                               ------------    ------------
                                                  5,805,231       8,834,813
                                               ------------    ------------
              HOME FURNISHINGS -- 0.8%
      7,000   Bassett Furniture
               Industries Inc. .............        164,478          98,000
      2,000   Bed Bath & Beyond Inc.+ ......         11,125          78,750
    187,550   Carlyle Industries Inc.+ .....         78,647         143,593
     17,000   Foamex International Inc. ....        145,935         160,438
     30,000   La-Z-Boy Chair Co. ...........        218,125         461,250
     50,000   Mikasa Inc. ..................        698,044         371,875
     70,000   Oneida Ltd. ..................        732,976       1,356,250
                                               ------------    ------------
                                                  2,049,330       2,670,156
                                               ------------    ------------
              HOTELS AND GAMING -- 4.7%
    440,000   Aztar Corp.+ .................      2,988,411       4,180,000
    115,000   Boca Resorts Inc., Cl. A+ ....      1,532,876         984,688
     15,000   Boyd Gaming Corp.+ ...........        132,500          74,063
     60,000   Bristol Hotels &
               Resorts Inc.+ ...............        565,500         570,000
     20,000   Churchill Downs Inc. .........        416,463         527,500
     55,000   Extended Stay America Inc.+ ..        629,984         412,500
     96,000   Gaylord Entertainment Co. ....      2,894,603       2,604,000
    200,000   Jackpot Enterprises Inc. .....      2,155,619       3,325,000
      5,000   Jurys Hotel Group plc ........         27,762          33,275
     30,000   Lakes Gaming Inc.+ ...........        433,680         238,125
     69,000   Mirage Resorts Inc.+ .........        614,568       1,336,875


                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  MARKET
     SHARES                                        COST           VALUE
     ------                                        ----           ------

              COMMON STOCKS (CONTINUED)
              HOTELS AND GAMING (CONTINUED)
     90,000   Park Place Entertainment Corp.+  $    840,196    $  1,040,625
     25,000   Penn National Gaming Inc.+ ...        248,260         277,734
      2,000   Station Casinos Inc.+ ........         13,350          43,625
     90,000   Trump Hotels & Casino
               Resorts Inc.+ ...............        838,114         286,875
      6,000   Youbet.com Inc.+ .............         33,000          26,250
                                               ------------    ------------
                                                 14,364,886      15,961,135
                                               ------------    ------------
              METALS AND MINING -- 0.6%
    250,000   Echo Bay Mines Ltd.+ .........        935,414         328,125
    190,000   Royal Oak Mines Inc.+ ........        322,487           1,900
     28,000   Stillwater Mining Co.+ .......        379,317       1,120,000
      5,000   Toreador Royalty Corp.+ ......         19,063          27,500
    545,000   TVX Gold Inc.+ ...............        925,628         408,750
                                               ------------    ------------
                                                  2,581,909       1,886,275
                                               ------------    ------------
              PAPER AND FOREST PRODUCTS -- 1.3%
    133,000   Greif Bros. Corp., Cl. A .....      2,614,791       4,239,375
                                               ------------    ------------
              PUBLISHING -- 4.3%
    121,278   Independent News &
               Media plc, Dublin ...........        380,260       1,190,330
     10,000   Lee Enterprises Inc. .........        239,924         261,250
     40,000   McClatchy Newspapers
               Inc., Cl. A .................        943,061       1,310,000
     62,000   Media General Inc., Cl. A ....      1,449,118       3,247,250
     23,000   Meredith Corp. ...............        329,933         636,813
    170,000   Penton Media Inc. ............      1,975,204       4,420,000
     45,000   Pulitzer Inc. ................        737,211       1,839,375
    200,000   Thomas Nelson Inc. ...........      2,260,295       1,587,500
     12,000   Wiley (John) & Sons Inc., Cl. B        46,500         205,500
                                               ------------    ------------
                                                  8,361,506      14,698,018
                                               ------------    ------------
              REAL ESTATE -- 1.2%
    160,000   Catellus Development Corp.+ ..      1,884,085       2,220,000
    118,000   Griffin Land & Nurseries Inc.+      1,471,129       1,298,000
      9,000   Gyrodyne Company of
               America Inc.+ ...............        154,268         189,000
    160,000   Meditrust Companies ..........        423,436         290,000
                                               ------------    ------------
                                                  3,932,918       3,997,000
                                               ------------    ------------
              RETAIL -- 3.1%
     60,000   Aaron Rents Inc. .............        461,298         903,750
     46,000   Aaron Rents Inc., Cl. A ......        211,041         787,750
      5,000   Borders Group Inc.+ ..........         98,063          85,938
    105,000   Burlington Coat Factory
               Warehouse Corp. .............      1,120,021       1,804,688



                                                                  MARKET
     SHARES                                        COST           VALUE
     ------                                        ----           ------

     25,000   Coldwater Creek Inc.+ ........   $    488,166    $    425,000
      8,000   Gerald Stevens Inc.+ .........         96,000          64,000
    120,000   Ingles Markets Inc., Cl. A ...      1,532,344       1,252,500
    210,000   Lillian Vernon Corp. .........      3,383,836       1,995,000
     95,000   Neiman Marcus Group Inc.+ ....      1,272,266       2,642,188
    120,000   Sports Authority Inc.+ .......        914,969         307,500
      3,000   Weis Markets Inc. ............        117,431         102,000
                                               ------------    ------------
                                                  9,695,435      10,370,314
                                               ------------    ------------
              SATELLITE -- 0.5%
      4,000   Pegasus Communications
               Corp.+ ......................         70,830         563,000
     60,000   TCI Satellite Entertainment
               Inc., Cl. A+ ................        279,251       1,147,500
                                               ------------    ------------
                                                    350,081       1,710,500
                                               ------------    ------------
              SPECIALTY CHEMICALS -- 2.9%
     35,000   Airgas Inc. ..................        454,837         290,938
     80,000   Bush Boake Allen Inc.+ .......      2,091,543       2,225,000
     45,000   Dexter Corp. .................      1,526,224       2,385,000
    116,000   Ferro Corp. ..................      2,238,674       2,066,250
      2,000   Fuller (H.B.) Co. ............         78,102          79,875
     70,000   General Chemical Group Inc. ..        270,982         148,750
        600   MacDermid Inc. ...............          2,200          15,900
    115,000   Material Sciences Corp.+ .....      1,100,827       1,552,500
     68,000   Omnova Solutions Inc. ........        487,904         382,500
     35,000   Penford Corp .................        332,776         634,375
     11,000   Sybron Chemicals Inc.+ .......        180,613         155,375
                                               ------------    ------------
                                                  8,764,682       9,936,463
                                               ------------    ------------
              TELECOMMUNICATIONS -- 2.8%
     23,000   ARC International Corp. ......        125,555          17,250
      9,200   Atlantic Tele-Network Inc. ...         92,644         109,250
     79,000   Citizens Utilities Co., Cl. B+        751,755       1,293,625
     47,300   Commonwealth Telephone
               Enterprises Inc.+ ...........        875,751       2,220,144
     20,000   Commonwealth Telephone
               Enterprises Inc., Cl. B+ ....        140,936         930,000
     49,500   CoreComm Ltd.+ ...............        148,225       2,178,000
     60,000   GST Telecommunications
               Inc.+ .......................        681,753         367,500
      6,000   RCN Corp.+ ...................         26,817         323,250
     32,000   Rogers Communications Inc.,
               Cl. B, ADR+ .................        270,228         954,000
     20,000   Viatel Inc.+ .................        247,945       1,003,750
                                               ------------    ------------
                                                  3,361,609       9,396,769
                                               ------------    ------------
              TRANSPORTATION -- 0.1%
      2,000   Irish Continental Group plc ..         18,258          22,981
     50,000   OMI Corp. ....................        313,120         190,625
                                               ------------    ------------
                                                    331,378         213,606
                                               ------------    ------------


                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  MARKET
     SHARES                                        COST           VALUE
     ------                                        ----           ------

              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS -- 0.2%
      3,000   Centennial Cellular
               Corp., Cl. A+ ...............   $     11,042    $     72,938
      1,500   Rural Cellular Corp., Cl. A+ .         20,310         101,344
      7,000   Teligent Inc., Cl. A .........        150,500         467,688
        100   Tritel Inc., Cl. A+ ..........          1,800           3,825
        500   Western Wireless Corp., Cl. A+          5,249          22,906
                                               ------------    ------------
                                                    188,901         668,701
                                               ------------    ------------
              TOTAL COMMON STOCKS ..........    247,653,098     325,583,252
                                               ------------    ------------

              PREFERRED STOCKS -- 0.4%
              DIVERSIFIED INDUSTRIAL -- 0.4%
     47,000   WHX Corp.,
               $3.75 Cv. Pfd., Ser. B ......      1,316,000       1,081,000
      5,000   WHX Corp.,
               6.50% Cv. Pfd., Ser. A ......        160,000         135,000
                                               ------------    ------------
                                                  1,476,000       1,216,000
                                               ------------    ------------
              TOTAL PREFERRED STOCKS .......      1,476,000       1,216,000
                                               ------------    ------------
  PRINCIPAL
   AMOUNT
  ---------
              CONVERTIBLE BONDS -- 0.0%
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
 $      500   MSC.Software Corp.,
               Sub. Deb. Cv.
               7.88%, 08/18/04 .............             75             503
                                               ------------    ------------

              U.S. GOVERNMENT OBLIGATIONS -- 1.7%
  5,810,000   U.S. Treasury Bills,
               5.35% to 6.06%++,
               due 04/06/00 to 06/08/00 ....      5,772,705       5,773,509
                                               ------------    ------------

                                                                 MARKET
                                                  COST           VALUE
                                                  ----           ------

              TOTAL
               INVESTMENTS -- 98.5% ........   $254,901,878    $332,573,264
                                               ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 1.5% ..................       5,048,037
                                                               ------------
              NET ASSETS -- 100%
               (15,182,697 shares outstanding) ............    $337,621,301
                                                               ============
------------------------
              For Federal tax purposes:
              Aggregate cost ..............................    $254,901,878
                                                               ============
              Gross unrealized appreciation ...............    $109,158,366
              Gross unrealized depreciation ...............     (31,486,980)
                                                               ------------
              Net unrealized appreciation .................    $ 77,671,386
                                                               ============
------------------------
(a)   Security fair valued under procedures established by the Board of
      Directors.
(b) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                 See accompanying notes to financial statements.

                        THE GABELLI SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value
     (Cost $254,901,878) .................  $332,573,264
   Cash and foreign currency,
     at value ($6,900) ...................         6,456
   Dividends receivable ..................       321,750
   Receivable for investments sold .......     7,010,643
   Receivable for capital shares sold ....       166,901
                                            ------------
   TOTAL ASSETS ..........................   340,079,014
                                            ------------
LIABILITIES:
   Payable for investments purchased .....     1,899,703
   Payable for capital shares redeemed ...        37,750
   Payable for investment advisory fees ..       283,367
   Payable for distribution fees .........        70,842
   Payable for custodian fees ............        12,800
   Other accrued expenses ................       153,251
                                            ------------
   TOTAL LIABILITIES .....................     2,457,713
                                            ------------
   NET ASSETS applicable to 15,182,697
     shares outstanding ..................  $337,621,301
                                            ============
NET ASSETS CONSIST OF:
   Capital stock, at par value ...........  $     15,183
   Additional paid-in capital ............   232,082,697
   Accumulated net investment income .....       259,156
   Accumulated net realized gain
     on investments and foreign currency
     transactions ........................    27,593,331
   Net unrealized appreciation on investments
     and foreign currency transactions ...    77,670,934
                                            ------------
   TOTAL NET ASSETS ......................  $337,621,301
                                            ============
   NET ASSET VALUE, offering and redemption
     price per share ($337,621,301 / 15,182,697
     shares outstanding; unlimited number of
     shares authorized of $0.001 par value)       $22.24
                                                  ======


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends .............................   $ 2,362,006
   Interest ..............................       338,181
                                             -----------
   TOTAL INVESTMENT INCOME ...............     2,700,187
                                             -----------
EXPENSES:
   Investment advisory fees ..............     1,622,455
   Distribution fees .....................       405,610
   Shareholder services fees .............       221,334
   Shareholder report expenses ...........        91,605
   Custodian fees ........................        36,667
   Legal and audit fees ..................        20,726
   Directors' fees .......................        18,133
   Registration fees .....................        17,712
   Interest expense ......................           128
   Miscellaneous expenses ................         6,661
                                             -----------
   TOTAL EXPENSES ........................     2,441,031
                                             -----------
   NET INVESTMENT INCOME .................       259,156
                                             -----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Net realized gain on investments ......    31,322,490
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions ........................    11,012,000
                                             -----------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS ........................    42,334,490
                                             -----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .....................   $42,593,646
                                             ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                SIX MONTHS ENDED
                                                                                 MARCH 31, 2000        YEAR ENDED
                                                                                  (UNAUDITED)      SEPTEMBER 30, 1999
                                                                                 ------------         ------------
OPERATIONS:
  Net investment income (loss) ..............................................    $    259,156         $ (1,018,942)
  Net realized gain on investments and foreign currency transactions ........      31,322,490           32,777,593
  Net change in unrealized appreciation on investments
    and foreign currency transactions .......................................      11,012,000           19,961,942
                                                                                 ------------         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................      42,593,646           51,720,593
                                                                                 ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments ..........................................     (34,529,473)          (8,006,838)
                                                                                 ------------         ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................     (34,529,473)          (8,006,838)
                                                                                 ------------         ------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from capital share transactions .....      24,154,412          (16,130,819)
                                                                                 ------------         ------------
  NET INCREASE IN NET ASSETS ................................................      32,218,585           27,582,936

NET ASSETS:
  Beginning of period .......................................................     305,402,716          277,819,780
                                                                                 ------------         ------------
  End of period .............................................................    $337,621,301         $305,402,716
                                                                                 ============         ============

                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Small Cap Growth Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation, each with four separate classes of shares known as Class AAA, Class A, Class B and Class C. Currently, only Class AAA Shares are offered to the public. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on October 22, 1991.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At March 31, 2000, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended March 31, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $405,610, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended March 31, 2000, other than short term securities, aggregated $55,062,751 and $59,616,112, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended March 31, 2000, the Fund paid brokerage commissions of $83,953 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at March 31, 2000.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

The average amount of borrowings outstanding daily during the six months ended March 31, 2000, was $72,678, with a related weighted average interest rate of 6.31%. The maximum amount borrowed at any time during the six months ended March 31, 2000, was $700,000.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                            MARCH 31, 2000                  SEPTEMBER 30, 1999
                                                     ---------------------------       ---------------------------
                                                       SHARES          AMOUNT            SHARES          AMOUNT
                                                     ----------      -----------       ----------      ------------
Shares sold ......................................    3,431,171      $74,639,375        7,363,983      $155,723,402
Shares issued upon reinvestment of dividends .....    1,606,332       33,008,696          386,789         7,658,321
Shares redeemed ..................................   (3,841,600)     (83,493,659)      (8,536,838)     (179,512,542)
                                                     ----------      -----------       ----------      ------------
     Net increase ................................    1,195,903      $24,154,412         (786,066)     $(16,130,819)
                                                     ==========      ===========       ==========      ============

9. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended March 31, 2000, is set forth below:

                                                                                                            PERCENT
                                             SHARES                                          VALUE AT        OWNED
                             BEGINNING      PURCHASED     ENDING     REALIZED    DIVIDEND      MARCH       OF SHARES
                              SHARES         (SOLD)       SHARES      (LOSS)      INCOME     31, 2000     OUTSTANDING
                             ---------      ---------     ------     --------    --------    --------     -----------
Trans-Lux Corp. ...........    87,000          --         87,000     $      0     $9,135     $587,250         9.06%
                               ------       ---------     ------     --------     ------     --------         ----

THE GABELLI SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                                             SIX MONTHS ENDED              YEAR ENDED SEPTEMBER 30,
                                              MARCH 31, 2000   -------------------------------------------------
                                               (UNAUDITED)     1999        1998       1997        1996      1995
                                               -----------     ----        ----       ----        ----      ----
OPERATING PERFORMANCE:
   Net asset value, beginning of period .......  $ 21.84      $ 18.81     $ 25.42    $ 20.02    $ 19.34    $ 17.24
                                                 -------      -------     -------    -------    -------    -------
   Net investment income (loss) ...............     0.02        (0.07)      (0.03)     (0.07)     (0.09)     (0.04)
   Net realized and unrealized gain (loss)
     on investments ...........................     2.84         3.63       (2.99)      7.70       2.11       3.17
                                                 -------      -------     -------    -------    -------    -------
   Total from investment operations ...........     2.86         3.56       (3.02)      7.63       2.02       3.13
                                                 -------      -------     -------    -------    -------    -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investments ...........    (2.46)       (0.53)      (3.59)     (2.23)     (1.34)     (1.03)
                                                 -------      -------     -------    -------    -------    -------
   Total distributions ........................    (2.46)       (0.53)      (3.59)     (2.23)     (1.34)     (1.03)
                                                 -------      -------     -------    -------    -------    -------
   NET ASSET VALUE, END OF PERIOD .............  $ 22.24      $ 21.84     $ 18.81    $ 25.42    $ 20.02    $ 19.34
                                                 =======      =======     =======    =======    =======    =======
   Total return+ ..............................   14.00%       19.24%    (13.53)%     42.22%     10.97%     19.66%
                                                 =======      =======     =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ....... $337,621     $305,403    $277,820   $296,519   $223,239   $231,156
   Ratio of net investment income (loss)
     to average net assets ....................    0.16%(b)   (0.34)%     (0.14)%    (0.36)%    (0.42)%    (0.24)%
   Ratio of operating expenses
     to average net assets (a) ................    1.50%(b)     1.56%       1.44%      1.62%      1.58%      1.54%
   Portfolio turnover rate ....................      18%          24%         20%        14%        11%        17%

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) The Fund incurred interest expense during the six months ended March 31, 2000 and the fiscal years ended September 30, 1999 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.50%, 1.53% and 1.52%, respectively.
(b) Annualized.

                 See accompanying notes to financial statements.

                        Gabelli Equity Series Funds, Inc.
                        THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
          Mario J. Gabelli, CFA           Robert J. Morrissey
          CHAIRMAN AND CHIEF              ATTORNEY-AT-LAW
          INVESTMENT OFFICER              MORRISSEY, HAWKINS & LYNCH
          GABELLI ASSET MANAGEMENT INC.

          Felix J. Christiana             Karl Otto Pohl
          FORMER SENIOR VICE PRESIDENT    FORMER PRESIDENT
          DOLLAR DRY DOCK SAVINGS BANK    DEUTSCHE BUNDESBANK

          Anthony J. Colavita             Anthony R. Pustorino
          ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
          ANTHONY J. COLAVITA, P.C.       PROFESSOR, PACE UNIVERSITY

          Vincent D. Enright              Anthonie C. van Ekris
          FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
          AND CHIEF FINANCIAL OFFICER     BALMAC INTERNATIONAL, INC.
          KEYSPAN ENERGY CORP.

          John D. Gabelli
          SENIOR VICE PRESIDENT
          GABELLI & COMPANY, INC.

                                    OFFICERS
          Mario J. Gabelli, CFA           Bruce N. Alpert
          PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
          INVESTMENT OFFICER

          James E. McKee
          SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------
GAB443Q100SR


                                             [Photo of Mario J. Gabelli omitted]

THE
GABELLI
SMALL CAP
GROWTH
FUND


                                                              SEMI-ANNUAL REPORT
                                                                  March 31, 2000